UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
THE KENSINGTON FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[PRELIMINARY PROXY — FOR SEC USE ONLY]
THE KENSINGTON FUNDS
4 ORINDA WAY, SUITE 200C
ORINDA, CALIFORNIA 94563
October __, 2008
     Dear Shareholder:
     As the President of Kensington Investment Group, Inc., the investment adviser to Kensington Strategic Realty Fund (the “Fund”), a series of The Kensington Funds, I am writing to you regarding the attached proxy that seeks your approval of a new investment advisory agreement for the Fund.
     While we encourage you to read the full proxy, please note the following:
•	The new investment advisory agreement is identical in all material respects to the Fund’s current investment advisory agreement except for the fee structure.

•	The Fund’s Board of Trustees has unanimously recommended the approval of the new investment advisory agreement to shareholders.
PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.
WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
          Accordingly, because the Board of Trustees has unanimously recommended that shareholders of the Fund vote “FOR” the proposal, we are hopeful that you will indeed vote in favor of this important matter by returning your proxy card promptly. Should you have any questions regarding the proxy please feel free to call us toll-free at 1 (800) 253-2949.
Sincerely,
John P. Kramer
President
Kensington Investment Group, Inc.

SPECIAL MEETING OF SHAREHOLDERS
SUMMARY OF THE PROPOSAL
MANAGEMENT AND OTHER SERVICE PROVIDERS
VOTING INFORMATION
OTHER BUSINESS
INFORMATION ABOUT THE FUND
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

KENSINGTON STRATEGIC REALTY FUND
A Series of
THE KENSINGTON FUNDS
4 ORINDA WAY, SUITE 200C
ORINDA, CALIFORNIA 94563
1 (800) 253-2949

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 19, 2008

     To the Shareholders:
          The Kensington Funds will hold a special meeting of the shareholders (the “Meeting”) of Kensington Strategic Realty Fund (the “Fund”), at the offices of Kensington Investment Group, Inc., 4 Orinda Way, Suite 200C, Orinda, California 94563 on December 19, 2008 at 10:00 a.m., Pacific Time, for the following purposes:
•	To approve a new investment advisory agreement between The Kensington Funds, on behalf of the Fund, and Kensington Investment Group, Inc. that reflects a new fixed management fee structure.

•	To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.
          You are entitled to vote at the Meeting and any adjournment(s) if you owned shares of the Fund at the close of business on September 30, 2008.
Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet

1) Read the proxy statement and have your proxy card at hand.	1) Read the proxy statement and have your proxy card at hand.

2) Call the 1-800 number that appears on your proxy card.	2) Go to the website listed on your proxy card.

3) Enter the control number set forth on the proxy card and follow the simple instructions.	3) Enter the control number set forth on the proxy card and follow the simple instructions.

          We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.
PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN
ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
SOLICITATION.
YOUR VOTE IS IMPORTANT.
By Order of the Board of Trustees
Cynthia M. Yee
Secretary

KENSINGTON STRATEGIC REALTY FUND
A Series of
THE KENSINGTON FUNDS

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
          This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees of The Kensington Funds (the “Trust”) of proxies to be used at a special meeting of the shareholders (the “Meeting”) of Kensington Strategic Realty Fund (the “Fund”) to be held at 10 a.m. Pacific Time on December 19, 2008 at the offices of Kensington Investment Group, Inc. located at 4 Orinda Way, Suite 200C, Orinda, California 94563, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposal (the “Proposal”):
To approve a new investment advisory agreement between The Kensington Funds, on behalf of the Fund, and Kensington Investment Group, Inc. that reflects a new fixed investment management fee arrangement.
          Shareholders of record of the Fund at the close of business on September 30, 2008 (the “Record Date”) will be entitled to vote at the Meeting or at any postponements or adjournments thereof. The date of the first mailing of this Proxy Statement and form of proxy will be on or about October ___, 2008.
          Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.
          The presence in person or by proxy of the holders of record of thirty-three and one-third percent (33-1/3%) of the shares of the Fund entitled to vote shall constitute a quorum at the Meeting, permitting action to be taken with respect to the Fund. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies required to be voted against the Proposal.

          If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy card included with this Proxy Statement or attend the Meeting in person.
          The most recent annual report of the Fund, including financial statements, for the year ended December 31, 2007, and the most recent semi-annual report for the semi-annual period ended June 30, 2008, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or call 1 (800) 253-2949 and they will be sent within three business days by first class mail.
SUMMARY OF THE PROPOSAL
          While you should read the full text of the Proxy Statement, here is a brief summary of the Proposal and how it will affect the Fund and its shareholders.
What are shareholders being asked to approve?
          Shareholders of the Fund are being asked to consider a proposed new investment advisory agreement which provides for a fixed investment management fee arrangement. A form of the proposed new investment advisory agreement is attached as Exhibit A (the “New Agreement”).
          Currently the Fund pays Kensington Investment Group, Inc. (the “Adviser”) a management fee that changes based on the performance of the Fund. The management fee is a fulcrum-type performance fee that varies on a monthly basis depending on the Fund’s performance relative to that of the FTSE NAREIT Composite Index. For the fiscal year ended December 31, 2007, the Fund paid a management fee to the Adviser of 1.05%. The proposed fixed management fee as set forth in the New Agreement is 0.90%. More information on the current performance fee and the proposed fixed fee is provided below.
          The New Agreement will not result in any change in the Fund’s investment objective or investment strategies or in the level and quality of investment advisory services provided by the Adviser to the Fund.
Why has the New Agreement been proposed?
          The New Agreement has been proposed because the fixed investment management fee arrangement is expected to provide for more stable fixed operating expenses for the Fund because the amount of the investment management fee will not fluctuate from year to year based on performance results as it previously has when structured as a performance fee. In addition, it is expected that the Fund will be able to have greater flexibility to invest in a wider array of real-estate related companies if the New Agreement is approved.
How do the Board members of the Fund recommend that I vote?
          After careful consideration, the Fund’s Board of Trustees, including those Trustees who are not interested persons of the Fund or the Adviser, unanimously recommends that you vote in favor of the Proposal on the enclosed proxy card.

PROPOSAL
TO APPROVE A NEW INVESTMENT ADVISORY
AGREEMENT BETWEEN THE KENSINGTON FUNDS, ON BEHALF
OF THE FUND, AND KENSINGTON INVESTMENT GROUP, INC.
THAT REFLECTS A NEW FIXED INVESTMENT MANAGEMENT FEE ARRANGEMENT

Introduction
          The Adviser acts as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated and restated as of December 9, 2005 (the “Current Agreement”). The Current Agreement was last approved by the Board of Trustees on December 7, 2007 and by the shareholders, in accordance with the requirements of the Investment Company Act of 1940 (the “1940 Act”), on April 1, 2003. The terms and conditions of the New Agreement are identical in all respects to the Current Agreement except for the investment management fee to be received by the Adviser.
          Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the registered investment company. Section 15 of the 1940 Act provides that any material modification in the fee structure must be approved by the Board of Trustees of the Fund and the shareholders of the Fund. Therefore, in order to modify the investment management fee to be paid to the Adviser, the shareholders must approve the New Agreement, a form of which is attached as Exhibit A.
Terms of the Current and New Agreements
          With the exception of the modification of the fee to be paid to the Adviser, the commencement date and the termination date, the New Agreement contains the same terms and conditions as the Current Agreement.
          Both the Current Agreement and the New Agreement provide that the Adviser will receive certain fees for its services as discussed more fully below. Both the Current Agreement and the New Agreement provide that the Adviser will provide, subject to the supervision of the Board of Trustees, a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and statement of additional information, make investment decisions for the Fund, and place orders to purchase and sell securities for the Fund. Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Fund shareholders in connection with the Agreement except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement. Each Agreement may be terminated at any time, without payment of penalty, on 60 days’ written notice to the Adviser by the Board or by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser upon 60 days’ written notice to the Trust. Each Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). Additionally, each Agreement, unless sooner terminated, continues in effect for an initial period of two years and from year to year thereafter if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement by vote cast in person at a meeting called for such purpose.
Fee Paid Pursuant to the Current Agreement
          Pursuant to the Current Agreement, the Fund pays the Adviser a monthly management fee with two components, a base component and a performance-based component, so that if the Fund’s performance is greater than that of the Fund’s benchmark index, the FTSE NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less. The first component of the Fund’s management fee is a “base fee,” paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed (calculated on Class A shares) relative to its benchmark over a rolling 12-month period (the performance period). The performance adjustment is calculated on the Fund’s daily net assets averaged over the performance period. The total management fee is accrued daily and paid monthly and is prorated in any month for which this arrangement is not in effect for the entire month.
          When the Fund’s investment performance matches the investment record of the benchmark over the performance period, the Adviser receives only the base fee. On average, each month, if the Fund’s performance exceeds the investment record of the benchmark over the performance period, the performance adjustment will amount to 1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place) applied to the Fund’s daily net assets averaged over the performance period. The performance adjustment reaches a maximum positive average monthly adjustment of 1/12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund outperforms the investment record of the benchmark by 6.667 percentage points or more over the performance period. The Fund would then pay the maximum fee, that would correspond to a monthly management fee of 1/12th of 2.50% of average daily net assets if the Fund’s average daily net assets remain constant over the performance period. (As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to 1/12th of an annual rate.)
          Similarly, on average each month, if the investment performance of the Fund trails the investment record of the benchmark over the performance period, the negative performance adjustment will amount to l/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place) applied to the Fund’s daily net assets averaged over the performance period. The performance adjustment reaches a maximum negative average monthly adjustment of 1/12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund underperforms the investment record of the benchmark by 6.667 percentage points or more over the performance period. The Fund would then pay the minimum fee, that would correspond to a monthly management fee of l/12th of 0.50% of average daily net assets if the Fund’s average daily net assets remain constant over the performance period.
          The table below includes examples showing the total management fees, expressed as a percentage of the Fund’s annual average daily net assets, that would be paid by the Fund at different levels of fund investment performance against the investment record of the FTSE NAREIT Composite

Index. As previously explained, the base fee is calculated on the basis of the Fund’s net assets averaged over the most recent month, and the adjustment to the base fee (also called “performance adjustment”) is calculated on the Fund’s net assets averaged over the rolling performance period. By virtue of using a “rolling” performance period and calculating the base fee and the performance adjustments on different asset bases, the actual management fees paid by the Fund to the Adviser generally will differ from the maximum or minimum annual fee rates shown below. The actual management fees paid by the Fund may be higher or lower depending on whether the net assets of the Fund increase or decrease. (For illustration purposes, the table assumes that the average daily net assets of the Fund remain constant over the performance period.)

Percentage Point Difference
Between Fund Investment
Performance and Benchmark	Adjustment to Base Fee	Total Management
Investment Record*	(On an Annualized Basis)	Fee (Annualized)
+6.667 and up	+1.00%	2.50%
+6	+.90%	2.40%
+5	+.75%	2.25%
+4	+.60%	2.10%
+3	+.45%	1.95%
+2	+.30%	1.80%
+1	+.15%	1.65%
0	0	1.50% (i.e., Base Fee)
-1	-.15%	1.35%
-2	-.30%	1.20%
-3	-.45%	1.05%
-4	-.60%	.90%
-5	-.75%	.75%
-6	-.90%	.60%
-6.667 and down	-1.00%	.50%

*	Measured over the performance period, which is a rolling 12-month period ending with the most recent calendar month (i.e., the current month for which the fee is being calculated).
          Since the adjustment to the base fee is based on the comparative performance of the Fund against the benchmark, the controlling factor is not whether the performance of the Fund is up or down, but whether it exceeds or lags the record of the benchmark index. Accordingly, it is possible that the Fund would pay the maximum management fee even though the Fund had overall negative investment performance during the performance period if the Fund’s performance significantly exceeds the performance of the benchmark. In addition, the relative performance of the Fund against the benchmark is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.
          For the fiscal year ended December 31, 2007, the management fee payable to the Adviser from the Fund was 1.05%. Investment management fees earned by the Adviser for the fiscal year ended December 31, 2007 totaled $6,319,178. If the proposed fixed fee of 0.90% (as discussed below) had been in effect during the fiscal year ended December 31, 2007, the Adviser would have received $5,408,773.
Fee to be Paid Pursuant to the New Agreement
          Pursuant to the New Agreement, the Fund would pay the Adviser a fixed investment management fee as opposed to a fee with a performance-based component. The fixed fee would be set at 0.90% of the Fund’s average daily net assets.

Differences Between the Current Agreement and the New Agreement
     The only material difference between the Agreements is the structure of the fee to be paid to the Adviser. The only other differences between the Agreements are the commencement dates and termination dates.
     The tables below detail the fees and expenses of the Fund under the Current Agreement for the fiscal year ended December 31, 2007, and under the proposed New Agreement, assuming that the New Agreement had been in place over the same period of time.
     The fees and expenses shown below in each of the tables are based on actual fees and expenses incurred during the Fund’s fiscal year ended December 31, 2007:
Under the Current Agreement
Fees and Expenses*

	Class A	Class B	Class C	Class Y
Shareholder Transaction fees (paid by you directly)
Maximum sales charge (load) on purchases	5.75%[1]	0.00%	0.00%	None
Maximum deferred sales charge (load)	None[2]	5.00%[3]	1.00%[4]	None
75-day Redemption Fee[5]	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (paid from Fund assets)
Management Fee (Including Performance Adjustments)[6]	1.05%	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[7]
Dividend & Interest Expense	1.52%	1.52%	1.52%	1.52%
Remainder of Other Expenses	0.24%	0.24%	0.24%	0.24%
Total Fund Operating Expenses*	3.06%	3.81%	3.81%	2.81%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	3.06%	3.81%	3.81%	2.81%

*	The Adviser has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) increases to the management fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A, B, C and Y Shares at 2.25%, 3.00%, 3.00% and 2.00% respectively. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for a class of shares to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense. Shown below are the net expenses of the Fund for the fiscal period ended December 31, 2007 reflecting performance fee adjustments to the base fee of 1.50% and certain other non-reimbursable expenses.

	Class A	Class B	Class C	Class Y
Net Fund Operating Expenses (Including performance Adjustments and Dividend and Interest Expense)	3.06%	3.81%	3.81%	2.81%
Management Fee – Performance Adjustment	0.45%	0.45%	0.45%	0.45%
Non-Reimbursable Dividend and Interest Expense	(1.52)%	(1.52)%	(1.52)%	(1.52)%

Net Fund Operating Expenses (Excluding Performance Adjustments and Dividend and Interest Expense)	1.99%	2.74%	2.74%	1.74%

While the Fund may incur dividend expense on securities sold short and interest expense on borrowed amounts, the Fund may also receive interest income on the proceeds of such short sales as well as dividend income on investments made with such borrowed amounts. Such interest and dividend income is not reflected in the expense ratios in the above tables.

In accordance with the terms of the expense limitation agreement between the Fund and the Adviser, certain of the fees previously waived and certain of the expenses previously reimbursed by the Adviser are being recouped.

[1]	Lower sales charges are available depending upon the amount invested.

[2]	A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

[3]	The deferred sales charge on Class B Shares declines over seven years, starting with redemptions in year one and ending with redemptions in year seven as follows: 5.00%, 4.00%, 3.00%, 3.00%, 2.00%, 1.00%, 0.00%. Class B Shares then automatically convert to Class A Shares after 8 years on the 3rd business day of the month in which they were originally purchased.

[4]	Applied to redemptions within one year of purchase.

[5]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.

[6]	The management fee is a fulcrum-type performance fee that varies on a monthly basis depending on the Fund’s performance relative to that of the FTSE NAREIT Composite Index. See the section above titled “Fee Paid Pursuant to the Current Agreement” for a description of the fee. The fee set forth in the fee table above represents the actual management fee paid by the Fund to the Adviser for the fiscal year ended December 31, 2007 (it is composed of the base fee minus negative performance adjustments equal to, in the aggregate, 0.45% of the Fund’s average daily net assets for that period).

[7]	“Other Expenses” include operating expenses other than the management fee and distribution fee and include dividend and interest expense.
The table below illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses
Because this example is hypothetical and for comparison purposes only, your actual costs are likely to be different.
Expense Example

	1	3	5	10
	Year	Years	Years	Years
Class A	$866	$1,466	$2,089	$3,755
Class B
Assuming Redemption	$883	$1,464	$2,162	$4,045
Assuming no Redemption	$383	$1,164	$1,962	$4,045
Class C
Assuming Redemption	$484	$1,164	$1,962	$4,045
Assuming no Redemption	$383	$1,164	$1,962	$4,045
Class Y	$284	$871	$1,484	$3,138
     For the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, the Fund paid the Adviser a management fee of 1.05%, 0.92% and 1.49%, respectively.
     During the life of the Fund, from its inception on September 15, 1999, through its fiscal year ended December 31, 2007, the average management fee paid to the Adviser has been ___%.
     Information regarding other mutual funds advised by the Adviser having similar investment objectives to the Fund is set forth in Exhibit B to this Proxy Statement.
     The tables below assume that the New Agreement had been in place during the Fund’s fiscal year ended December 31, 2007:

Under the New Agreement
Fees and Expenses*

	Class A	Class B	Class C	Class Y
Shareholder Transaction fees (paid by you directly)
Maximum sales charge (load) on purchases	5.75%[1]	0.00%	0.00%	None
Maximum deferred sales charge (load)	None[2]	5.00%[3]	1.00%[4]	None
75-day Redemption Fee[5]	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (paid from Fund assets)
Management Fee	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[6]
Dividend & Interest Expense	1.52%	1.52%	1.52%	1.52%
Remainder of Other Expenses	0.24%	0.24%	0.24%	0.24%
Total Fund Operating Expenses*	2.91%	3.66%	3.66%	2.66%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	2.91%	3.66%	3.66%	2.66%

*	The Adviser has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses and (2) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A, B, C and Y Shares at 2.25%, 3.00%, 3.00% and 2.00% respectively. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for a class of shares to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense. While the Fund may incur dividend expense on securities sold short and interest expense on borrowed amounts, the Fund may also receive interest income on the proceeds of such short sales as well as dividend income on investments made with such borrowed amounts. Such interest and dividend income is not reflected in the expense ratios in the above tables.

In accordance with the terms of the expense limitation agreement between the Fund and the Adviser, certain of the fees previously waived and certain of the expenses previously reimbursed by the Adviser are being recouped.

[1]	Lower sales charges are available depending upon the amount invested.

[2]	A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

[3]	The deferred sales charge on Class B Shares declines over seven years, starting with redemptions in year one and ending with redemptions in year seven as follows: 5.00%, 4.00%, 3.00%, 3.00%, 2.00%, 1.00%, 0.00%. Class B Shares then automatically convert to Class A Shares after 8 years on the 3rd business day of the month in which they were originally purchased.

[4]	Applied to redemptions within one year of purchase.

[5]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.

[6]	“Other Expenses” include operating expenses other than the management fee and distribution fee and include dividend and interest expense.
The table below illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment
•	5% annual return
•	redemption at the end of each period
•	no changes in the Fund’s operating expenses
Because this example is hypothetical and for comparison purposes only, your actual costs are likely to be different.

Expense Example

	1	3	5	10
	Year	Years	Years	Years
Class A	$852	$1,424	$2,020	$3,622
Class B
Assuming Redemption	$868	$1,420	$2,092	$3,915
Assuming no Redemption	$368	$1,120	$1,892	$3,915
Class C
Assuming Redemption	$470	$1,120	$1,892	$3,915
Assuming no Redemption	$368	$1,120	$1,892	$3,915
Class Y	$269	$826	$1,410	$2,993
Board of Trustees Recommendation
     On September 18, 2008, the Board of Trustees of the Fund, including the Trustees who are not “interested persons” (as defined under the 1940 Act) (the “Independent Trustees”), voted to approve the New Agreement and to recommend its approval to shareholders.
     For more information about the Board’s deliberations and the reasons for its recommendation, please see “Board of Trustees Evaluation” below.
THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.
Board of Trustees Evaluation
     At an in-person meeting of the Board held on September 18, 2008, the Adviser described the proposed new investment advisory agreement containing a fixed management fee structure (as previously defined, the “New Agreement”) and its reasons for suggesting to the Board the new fee structure. At this meeting, the Board was provided with information and data relevant to the Board’s consideration of the New Agreement. This included information regarding the investment performance of the Fund and information regarding the current and the proposed fees and expenses of the Fund, as compared to other similar mutual funds. At such meeting, the Board met with representatives of the Adviser and discussed the rationale behind the proposed fixed management fee and the benefits that the Adviser believes the new fee structure would have for the Fund. In such discussions, representatives of the Adviser stated that one of the expected benefits to the Fund is that the Adviser would be able to invest in a broader number of real estate-related investment opportunities by no longer being restricted primarily to investments included in the Fund’s benchmark FTSE NAREIT Composite Index, upon which the performance fee component of the Fund’s current management fee is based, because the Fund will not be required to track as closely to this index if it is no longer operating pursuant to the current performance fee. As part of its deliberations, the Board considered and relied upon the information about the Fund and the Adviser that had been provided to them at this meeting as well as the information about the Fund and the Adviser that had been provided to them throughout the year in connection with their regular board meetings at which they engage in the ongoing oversight of the Fund and its operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the approval of the New Agreement.

     In reviewing the proposed New Agreement, the Board noted the investment objective and strategies of the Fund, and noted the Adviser’s specialized investment expertise in the area of real estate securities investing and the types of investment strategies and process utilized by the Adviser with respect to the Fund. In considering the proposed fixed management fee structure, the Board discussed with representatives of the Adviser the fees charged by the investment advisers to, and the expenses of, similar funds in the Fund’s investment category. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Fund.
     The Board then considered and reviewed with the representatives of the Adviser information regarding the Fund’s investment operations, performance and changes in total assets as well as the costs of providing services and the profitability to the Adviser of managing and advising the Fund.
     The Board’s review of the Fund’s performance took into account the performance of the Fund relative to its benchmark and other mutual funds in the Fund’s peer group on a long-term basis and over shorter time periods. The Fund had underperformed its relevant peer group for certain of the periods considered by the Board, however, the Board concluded that other factors relevant to performance supported approval of the New Agreement. These factors included: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (3) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that the Adviser has taken or is taking steps designed to help improve the Fund’s investment performance. The Board also took note of the relationship between the Adviser and the Fund and the efforts that have been undertaken by the Adviser to foster the growth and development of the Fund since its inception. In addition, the Board compared expenses of the Fund to the expenses of its peers. They noted the resources dedicated to the Fund by the Adviser, the range of investment advisory and administrative services provided by the Adviser to the Fund and the level and quality of these services, and in particular, they noted the high quality of the personnel providing these services.
     The Board also reviewed financial information concerning the Adviser relating to its operation of the Fund, including the overall profitability of the relationship with the Fund to the Adviser. In connection with its review of the profitability of the Adviser with respect to its management of the Fund, the Board reviewed with the Adviser the fact that the Fund is not currently subject to any breakpoints on the management fees as assets in the Fund increase. Representatives of the Adviser informed the Board that they would be willing to further review the subject of breakpoints on the Fund’s investment management fee in the future in the event that sufficient assets are accumulated in the Fund that would make economies of scale feasible.
     The Board also discussed with the Adviser compensation arrangements for the portfolio managers, brokerage practices used for the Fund, and matters relating to the distribution and marketing of the Fund.
     The Board also took into consideration the Expense Limitation Agreement between the Adviser and the Fund pursuant to which the Adviser has agreed to limit the total operating expenses of each class of shares of the Fund in accordance with the conditions set forth in the Expense Limitation Agreement. The Adviser noted that the Expense Limitation Agreement would run until December 31, 2010. The Board considered and discussed the material terms and conditions of the Expense Limitation Agreement and noted that it allows the Adviser to recoup certain previously waived fees under certain circumstances if the total expenses of the Fund have been sufficiently reduced as set forth in the Agreement. The Board noted that the Adviser had agreed to revise the Expense Limitation Agreement to the extent necessary to reflect the proposed new investment management fee arrangement and that the Adviser had agreed to extend the Expense Limitation Agreement, as revised, until December 31, 2011.
     In reaching their conclusion with respect to the approval of the New Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the continued commitment of the Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use by the Adviser of the Expense Limitation Agreement in order to reduce the overall operating expenses of the Fund, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board members in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, concluded that the terms of the New Agreement are fair and reasonable and voted unanimously to approve the New Agreement.
     In the event the shareholders of the Fund do not approve the New Agreement, the Board would consider what action would be appropriate, including the re-solicitation of shareholders.
MANAGEMENT AND OTHER SERVICE PROVIDERS
     Set forth below is a description of the current service providers of the Trust.
The Adviser
     The Adviser, Kensington Investment Group, Inc., located at 4 Orinda Way, Suite 200C, Orinda, CA 94563, is an SEC-registered investment adviser founded in 1993 specializing in global securities investment management focused on real estate, infrastructure and senior securities. As of September 30, 2008, the Adviser provided discretionary investment management services for assets of approximately $1.0 billion through mutual funds, separate accounts and private investment funds. The Adviser makes the day-to-day investment decisions for the Fund.
     The following table sets forth certain information with respect to the Adviser’s executive officers and directors:

Name and Address*	Principal Occupation
John P. Kramer	President of the Adviser

Craig M. Kirkpatrick	Executive Vice President of the Adviser

Paul Gray	Executive Vice President of the Adviser

Cynthia M .Yee	Vice President and Chief Financial Officer of the Adviser

Joel S. Beam	Vice President of the Adviser

*	The address for each officer and director is 4 Orinda Way, Suite 200C, Orinda, CA 94563.

The Distributor and Administrator
     Quasar Distributors, LLC is the Trust’s distributor and US Bancorp Fund Services, LLC is the Trust’s administrator. Their address is 615 East Michigan Street, Milwaukee, WI 53202.
The Custodian
     Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as the Trust’s custodian.
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     Information regarding the security ownership of interests in the Fund by certain beneficial owners and management of the Fund is set forth in Exhibit C to this Proxy Statement.
VOTING INFORMATION
Quorum and Required Vote
     Shareholders of the Fund are entitled to one vote for each share held and a proportionate vote for each fractional share held. The holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the Fund will adopt the Proposal if a majority of the outstanding voting securities of the Fund vote to approve the Proposal. For purposes of the Proposal, a majority means the lesser of: (a) 67% or more of the voting securities of the Fund present at the meeting, if 50% or more of the outstanding voting securities of the Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of the Fund.
Effect of Abstentions and Broker “Non-Votes”
     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the Proposal to be acted upon at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the Proposal.
Adjournments
     If a quorum is not present in person or by proxy at the time the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting at a later date. If a quorum is present but there are not sufficient votes in favor of the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the Proposal. Any adjournment will require the affirmative vote of a majority of the Fund’s shares present at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the Proposal, the persons named as proxies will vote those proxies favoring the Proposal in favor of adjournment, and will vote those proxies against the Proposal against adjournment.
     If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.
     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the Proposal, the shares will be voted in favor of the Proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.
Revocation of Proxies
     If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following: (i) delivering written notice of the proxy’s revocation to the Secretary of the Trust at the above address prior to the Meeting; (ii) submitting a properly-executed proxy bearing a later date, but prior to the Meeting; (iii) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting; or (iv) by revocation using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act.
Solicitation of Votes
     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers of the Trust, by personnel of the Adviser, the Fund’s principal distributor, and the Fund’s transfer agent or by broker-dealer firms. The costs of this proxy solicitation process are being borne entirely by the Adviser and not by the Fund.
OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.
     The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as fewer than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the Fund should send their written submissions to the principal executive offices of the

Fund at the address above. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholder meeting.
INFORMATION ABOUT THE FUND
     The Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Fund.
THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW
AGREEMENT.

Exhibit A
THE KENSINGTON FUNDS
on behalf of
KENSINGTON STRATEGIC REALTY FUND
AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
     THIS AMENDED AND RESTATED AGREEMENT, effective commencing on January 1, 2009, between Kensington Investment Group, Inc. (the “Adviser”) and The Kensington Funds (the “Trust”) on behalf of Kensington Strategic Realty Fund (the “Fund”).
     WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated January 10, 2003 (the “Declaration”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust that offers one or more classes of its shares (each, a “Class”); and
     WHEREAS, the Trust wishes to continue to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund; and
     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and
     WHEREAS, prior to the date of this Agreement, the Adviser provided investment advisory services to the Fund under a previous agreement dated December 9, 2005 (the “Previous Agreement”) and the parties hereto have amended and restated the Previous Agreement with the terms, conditions and fees as provided for herein;
     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:
1. Appointment. The Trust hereby reappoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.
2. Investment Advisory Duties. Subject to the supervision of the Trustees of the Trust, the Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information included as part of the Trust’s Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.
     In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund’s portfolio. The Adviser will determine what portion of the Fund’s portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.
     The Adviser further agrees that, in performing its duties hereunder, it will:
(a)	comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b)	use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)	place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund’s prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(d)	furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund’s assets or contemplated investments. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund’s portfolio and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e)	make available to the Trusts administrator (the “Administrator”), and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)	immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust’s Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect;

(g)	in making investment decisions for the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.
3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust (including the Trust’s share of payroll taxes), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.
The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser’s overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust’s officers and employees; fees and expenses of the Fund’s Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering shares of the Fund for sale and fees related to notification and other filings required by states in which Fund shares are sold; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders’ and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, Trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.
4. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser a fee, calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 0.90% of the Fund’s average daily net assets. The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund and of its Classes shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If, pursuant to such provisions, the determination of net asset value of the Fund or a Class is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund or Class, as applicable, as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund or such Class may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund or a Class has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this section, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund or Class, as applicable, as last determined (whether during or prior to such month). If the Fund or Class determines the value of its net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.
5. Books and Records. The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.
6. Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund’s shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term “Adviser” shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.
7. Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser’s ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.
8. Duration and Termination. This Agreement shall continue until January 1, 2010, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).
9. Amendments. Except to the extent permitted by applicable law, regulation or regulatory policy, no provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, except to the extent permitted by applicable law, regulation or regulatory policy, no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.
10. Proxies. Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.
11. Name Reservation. The Trust acknowledges and agrees that the Adviser has property rights relating to the use of the term “Kensington” and has permitted the use of such term by the Trust and the Fund. The Trust agrees that: (i) it will use the term “Kensington” only as a component of the name of the Fund and any other series for which the Adviser serves as investment adviser, and for no other purposes; (ii) it will not purport to grant to any third party any rights in such name; (iii) at the request of the Adviser, the Trust will take such action as may be required to provide its consent to use of the term by the Adviser, or any affiliate of the Adviser to whom the Adviser shall have granted the right to such use; and (iv) the Adviser may use or grant to others the right to use the term, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement, the Trust shall, upon request of the Adviser, cease to use the term “Kensington” as part of the name of the Fund or any series of the Trust or in any way not consented to by the Adviser. In the event of any request by the Adviser that use of the term “Kensington” shall cease, the Trust shall cause its officers, Trustees and stockholders to take any and all such actions which the Adviser may request to effect such request and to reconvey to the Adviser any and all rights to the term “Kensington.”
12. Shareholder List. The Trust grants to the Adviser the unconditional right to receive, at any time and at no cost to the Adviser, the list of the registration information pertaining to the shareholders of the Fund (“Shareholder List”). The Shareholder List shall be provided in a printed as well as an electronic format and shall include the name, last known address and number of shares held for each shareholder as of the date produced. In addition, the list shall include, where applicable, identification of beneficial ownership of shares held of record by depositories, custodians, brokers, or other institutional holders.

13. Miscellaneous.
a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.
b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.
d. Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.
     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

THE KENSINGTON FUNDS
on behalf of Kensington Strategic Realty Fund

By:

Name:

Title:

KENSINGTON INVESTMENT GROUP, INC.

By:

Name:

Title:

Exhibit B
Other Mutual Funds Advised by the Adviser Having Similar Investment Objectives as the Fund
The Adviser serves as investment adviser to the following other mutual funds that have similar investment objectives as the Fund:

		Management Fee Payable to the
	Assets in Each Fund as of	Adviser (as a percentage of net
	September 30, 2008	assets of the Each Fund)*
Kensington Real Estate Securities Fund	$32,259,949	0.85%

Kensington Select Income Fund	$426,677,562	1.00%

Kensington International Real Estate Fund	$133,052,847	1.00%

Kensington Global Real Estate Fund	$23,697,027	1.00%

*	Just as it has with the Fund, the Adviser has entered into Expense Limitation Agreements with each of these funds which provide that the Adviser will waive fees, including its investment management fees, and/or reimburse certain expenses of the funds in order to maintain the overall operating expenses of each of these funds at certain fixed amounts as set forth in the respective Expense Limitation Agreements applicable to each of these funds.

B-1

Exhibit C
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     Unless otherwise noted below with respect to John P. Kramer, the President of the Trust and a member of the Board of Trustees of the Trust, as of the Record Date, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of the Class A, B, C and Y shares of the Fund.
     As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Fund:

			Percentage Ownership of Share
Name and Address of Owner	Class	Number of Shares	Class*
LPL Financial Services 9785 Towne Centre Dr. San Diego, CA 92121	Class A	587,354	12.68%

NFS LLC FEBO Of Customers 82 Devonshire St. Boston, MA 02109	Class A	667,953	14.90%

Pershing LLC PO Box 2052 Jersey City, NJ 07303	Class A	1,492,009	32.21%

NFS LLC FEBO Of Customers 82 Devonshire St. Boston, MA 02109	Class B	136,496	15.98%

Pershing LLC PO Box 2052 Jersey City, NJ 07303	Class B	281,021	32.90%

LPL Financial Services 9785 Towne Centre Dr. San Diego, CA 92121	Class C	182,499	9.24%

NFS LLC FEBO Of Customers 82 Devonshire St. Boston, MA 02109	Class C	210,743	10.67%

Pershing LLC PO Box 2052 Jersey City, NJ 07303	Class C	639,340	32.37%

C-1

			Percentage Ownership of Share
Name and Address of Owner	Class	Number of Shares	Class*
Donaldson Lufkin & Jenrette Securities Corp. PO Box 2052 Jersey City, NJ 07303	Class Y	35,920	78.11%

Heritage Bank of Commerce FEBO of The Kramer Revocable Trust John P. Kramer, Trustee 150 Almaden Blvd. San Jose, CA 95113	Class Y	4,700	10.22%

As of the Record Date, there were issued and outstanding 7,507,381 shares of the Fund.

*	A party holding in excess of 25% of the outstanding voting securities of a fund may be deemed to control the fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval. Approval of the Proposal will be based upon the approval of the total outstanding shares of all share classes of the Fund on an aggregate basis and share classes will not be voting separately on the Proposal.

A-2

[ Preliminary Proxy - For SEC Use Only ]
THE KENSINGTON FUNDS
4 ORINDA WAY, SUITE 200C
ORINDA, CALIFORNIA 94563
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 19, 2008
KENSINGTON STRATEGIC REALTY FUND
PROXY
     The undersigned hereby appoints ___ and ___, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Kensington Strategic Realty Fund (the “Fund”), a series of The Kensington Funds (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Pacific Time, on December 19, 2008, at the offices of Kensington Investment Group, Inc., 4 Orinda Way, Suite 200C, Orinda, California 94563 and at any adjournments thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposal:
PROPOSAL 1:
1.	To approve a new investment advisory agreement between The Kensington Funds, on behalf of the Fund, and Kensington Investment Group, Inc. that reflects a new fixed investment management fee arrangement.

FOR ☐	AGAINST ☐	ABSTAIN ☐
This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.
Date:                    , 2008
Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

Signature	Signature (if held jointly)

Title (If applicable)	Title (If applicable)
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF
YOU ARE NOT VOTING BY PHONE OR BY INTERNET